UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2011

Cameron International Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  713-513-3300

Not Applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On June 2, 2011, Cameron International Corporation (the “Company”) completed the public offering of $250,000,000 in aggregate principal amount of the Company’s 4.50% Senior Notes due 2021 (the “2021 Notes”), $250,000,000 in aggregate principal amount of the Company’s 5.95% Senior Notes due 2041 (the “2041 Notes”) and $250,000,000 in aggregate principal amount of the Company’s Floating Rate Senior Notes due 2014 (the “Floating Rate Notes” and, together with the 2021 Notes and the 2041 Notes, the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and RBS Securities Inc., as representatives of the several underwriters named therein. The Company filed a copy of the Underwriting Agreement as Exhibit 1.1 to its Current Report on Form 8-K filed on May 25, 2011. The issuance and sale of the Notes were registered under the Securities Act of 1933 (the “Securities Act”). The Company intends to use the net proceeds from the offering of the Notes to purchase or redeem the Company’s 2.50% Convertible Senior Notes due 2026 and for general corporate purposes.

The Company issued the Notes pursuant to the Indenture, dated June 26, 2008 (the “Base Indenture”), as supplemented with respect to the 2021 Notes by the Third Supplemental Indenture, dated June 2, 2011 (the “Third Supplemental Indenture”), as further supplemented with respect to the 2041 Notes by the Fourth Supplemental Indenture, dated June 2, 2011 (the “Fourth Supplemental Indenture”), and as further supplemented with respect to the Floating Rate Notes by the Fifth Supplemental Indenture, dated June 2, 2011 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), in each case between the Company and Wells Fargo Bank, National Association, as trustee.

The Company will pay interest on the 2021 Notes and the 2041 Notes on June 1 and December 1 of each year, beginning on December 1, 2011.  The 2021 Notes will mature on June 1, 2021 and the 2041 Notes will mature on June 1, 2041.  The Company may redeem some of the 2021 Notes and the 2041 Notes from time to time or all of the 2021 Notes and the 2041 Notes at any time at the redemption prices set forth in the Third Supplemental Indenture and the Fourth Supplemental Indenture, respectively.

The Company will pay interest on the Floating Rate Notes on March 2, June 2, September 2 and December 2 of each year, beginning on September 2, 2011 at an initial rate of 3-month LIBOR, determined as of two London business days prior to June 2, 2011, which rate will be reset quarterly on March 2, June 2, September 2 and December 2 of each year, plus 0.93% per annum, as specified in the Fifth Supplemental Indenture.  The Floating Rate Notes will mature on June 2, 2014.  The Floating Rate Notes are not redeemable by the Company prior to their maturity.

The holders of the Notes may require the Company to redeem the Notes if the Notes are rated below investment grade following certain events that constitute a change of control of the Company.  The Notes will be senior unsecured obligations of the Company and will rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt.  The Notes are not guaranteed by the Company’s subsidiaries and will effectively rank junior to any secured debt of the Company and all existing and future debt and other liabilities of the Company’s subsidiaries.

The Notes offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-151838), which became effective upon its filing with the Securities and Exchange Commission (the “SEC”) on June 23, 2008. A Prospectus Supplement dated May 25, 2011 relating to the Notes and supplementing the Prospectus dated June 23, 2008 was filed with the SEC on May 27, 2011 pursuant to Rule 424(b)(2) under the Securities Act.

Copies of the Base Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated herein by reference. The description of the Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Indenture.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of June 26, 2008, between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 26, 2008).

4.2	Third Supplemental Indenture, dated as of June 2, 2011, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s 4.50% Senior Notes due 2021.

4.3	Fourth Supplemental Indenture, dated as of June 2, 2011, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s 5.95% Senior Notes due 2041.

4.4	Fifth Supplemental Indenture, dated as of June 2, 2011, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s Floating Rate Senior Notes due 2014.

4.5	Form of Global Note for the Company’s 4.50% Senior Notes due 2021 (included in Exhibit 4.2).

4.6	Form of Global Note for the Company’s 5.95% Senior Notes due 2041 (included in Exhibit 4.3).

4.7	Form of Global Note for the Company’s Floating Rate Senior Notes due 2014 (included in Exhibit 4.4).

5.1	Opinion of Vinson & Elkins L.L.P.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

Date: June 2, 2011	By:	/s/ WILLIAM C. LEMMER
William C. Lemmer
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
4.1

Indenture, dated as of June 26, 2008, between the Company and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on June 26, 2008).

4.2	Third Supplemental Indenture, dated as of June 2, 2011, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s 4.50% Senior Notes due 2021.

4.3	Fourth Supplemental Indenture, dated as of June 2, 2011, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s 5.95% Senior Notes due 2041.

4.4	Fifth Supplemental Indenture, dated as of June 2, 2011, between the Company and Wells Fargo Bank, National Association, as trustee, with respect to the Company’s Floating Rate Senior Notes due 2014.

4.5	Form of Global Note for the Company’s 4.50% Senior Notes due 2021 (included in Exhibit 4.2).

4.6	Form of Global Note for the Company’s 5.95% Senior Notes due 2041 (included in Exhibit 4.3).

4.7	Form of Global Note for the Company’s Floating Rate Senior Notes due 2014 (included in Exhibit 4.4).

5.1	Opinion of Vinson & Elkins L.L.P.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).